John Hancock
Financial
Industries Fund

Class A and Class B Shares
Prospectus
September 3, 1996 as revised January 15, 1997

TABLE OF CONTENTS
                                                    Page
                                                   -------
Expense Information                                   2
The Fund's Financial Highlights                       3
Investment Objective and Policies                     4
Organization and Management of the Fund               8
Alternative Purchase Arrangements                     9
The Fund's Expenses                                  10
Dividends and Taxes                                  11
Performance                                          12
How to Buy Shares                                    13
Share Price                                          14
How to Redeem Shares                                 19
Additional Services and Programs                     21


   This Prospectus sets forth information about John Hancock Financial Industries Fund (the "Fund"), a diversified series of Freedom Investment Trust, that you should know before investing. Please read and retain it for future reference.

   Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated September 3, 1996 as revised January 15, 1997, free of charge by writing or telephoning: John Hancock Signature Services, Inc. P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-544-6713 TDD).

   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

   The purpose of the following information is to help you to understand the various fees and expenses that you will bear, directly or indirectly, when you purchase Fund shares. Since the Fund has a limited operating history, the cost and expenses included in the table and hypothetical example below are based on estimated fees and expenses of Class A and Class B shares for the fiscal year ending October 31, 1996 and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated.

                                                          Class A      Class B
                                                          Shares       Shares
                                                         --------    ----------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases (as a
  percentage of offering price)                            5.00%        None
Maximum sales charge imposed on reinvested dividends       None         None
Maximum deferred sales charge                              None*        5.00%
Redemption fee+                                            None         None
Exchange fee                                               None         None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management fee (net of reduction)                          0.00%        0.00%
12b-1 fee**                                                0.30%        1.00%
Other expenses (net of reduction)                          0.90%        0.90%
                                                         --------    ----------
Total Fund operating expenses (net of reduction)           1.20%        1.90%
                                                         ========    ==========


  * No sales charge is payable at the time of purchase on investments of $1 million or more, a contingent deferred sales charge may be imposed but for these investments, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of average daily net assets, and the remaining portion will be used to cover distribution expenses.
*** Other expenses include transfer agent, legal, audit, custody and other expenses.
(a) Expenses reflect a temporary agreement by the Fund's investment adviser to limit expenses, not including Rule 12b-1 fees or any other class specific expenses. Without such a limitation, the management fee would have been estimated as 0.80% for each class, other expenses would be 7.80% for each class, and total fund operating expenses would have been estimated at 8.90% for Class A and 9.60% for Class B.
  + Redemption by wire fee (currently $4.00) not included.

                             Example:                                1 Year    3 Years    5 Years    10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods and
  reinvestment of all dividends:
Class A Shares                                                         $62       $86       $113        $188
Class B Shares
 --Assuming complete redemption at end of period                       $69       $90       $123        $204
 --Assuming no redemption                                              $19       $60       $103        $204

   (The example should not be considered as a representation of past or future expenses or future investment returns. Actual expenses may be greater or less than shown.)

   The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

   The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

The Fund's Financial Highlights
John Hancock Financial Industries Fund

   The following table includes selected data for a Class A share outstanding throughout the period indicated. No Class B shares were issued or outstanding during the period. Total investment return, key ratios and supplemental data are listed as follows:
                                                          For the Period
                                                          March 14, 1996
                                                         (Commencement of
                                                          Operations) to
                                                           July 31, 1996
Class A                                                     (Unaudited)
                                                         ----------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                          $  8.50(b)
                                                         ----------------
Net Investment Income                                            0.02(e)
Net Realized and Unrealized Gain on Investments                  1.14
                                                         ----------------
  Total from Investment Operations                               1.16
                                                         ----------------
Net Asset Value, End of Period                                $  9.66
                                                         ----------------
Total Investment Return at Net Asset Value (f)                  13.65%(c)
Total Adjusted Investment Return at Net Asset Value
  (a)(f)                                                        10.58%(c)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                     $   750
Ratio of Expenses to Average Net Assets                          1.20%*
Ratio of Adjusted Expenses to Average Net Assets
  (a)(d)                                                         9.22%*
Ratio of Net Investment Income to Average Net Assets             0.50%*
Ratio of Adjusted Net Investment Income to Average
  Net Assets (a)(d)                                             (7.52)%*
Portfolio Turnover Rate                                            13%
Average Brokerage Commission Rate                             $0.0643(g)

  * On an annualized basis.

(a) On an unreimbursed basis.

(b) Initial price to commence operations.

(c) Not annualized.

(d) Adjusted expenses as a percentage of average net assets expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

(e) On average month end shares outstanding.

(f) Total investment return does not reflect the effect of sales charges.

(g) Per portfolio share traded.

INVESTMENT OBJECTIVE AND POLICIES

[SIDEBAR] The Fund seeks capital appreciation primarily through investments in equity securities of financial services companies throughout the world.

The Fund's investment objective is capital appreciation. The Fund seeks its objective primarily through investments in financial services companies (defined below) located in the U.S. and foreign countries. There is no assurance that the Fund will achieve its investment objective.

Under ordinary circumstances, the Fund will invest at least 65% of its total assets in equity securities of financial services companies. For this purpose, equity securities include common and preferred stocks and their equivalents (including warrants to purchase and securities convertible into such stocks).

[SIDEBAR] Financial services companies include various types of firms.

A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

[SIDEBAR] The Fund may also invest in debt securities of financial services companies and in debt and equity securities of certain other companies.

The Fund may invest in debt securities of financial services companies. The Fund may also invest in equity and debt securities of companies outside of the financial services sector if, in the Adviser's opinion, such nonfinancial services companies will benefit from developments in the financial services sector. The Fund may invest up to 5% of its net assets in a combination of below-investment grade debt securities of banks and equities of non-financial services companies.

To avoid the need to sell equity securities in the Fund's portfolio to meet redemption requests, and to provide flexibility to the Fund to take advantage of investment opportunities, the Fund may invest up to 15% of its net assets in short-term, investment grade debt securities. Short-term debt securities have a maturity of less than one year. Investment grade securities are rated at the time of purchase BBB or higher by Standard & Poor's Rating Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Debt securities include corporate obligations (such as commercial paper, notes, bonds or debentures), certificates of deposit, deposit accounts, obligations of the U.S. Government, its agencies and instrumentalities, and repurchase agreements. When the Adviser believes that financial conditions warrant, it may for temporary defensive purposes invest up to 80% of the Fund's assets in these securities rated in the three highest categories of S&P or Moody's. Medium grade obligations (i.e., those rated BBB or Baa) lack outstanding investment characteristics and have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on these obligations. In the event a debt security is subsequently downgraded below medium grade, the Adviser will consider this event in determining whether the Fund should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of the various ratings of investment grade debt securities.

[SIDEBAR] Risk Factors and Special Considerations

Since the Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity and debt markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests. Accordingly, the Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between banking and investment banking activities would allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry.

The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies. See "Foreign Issuers."

The market value of debt securities in the Fund's portfolio will tend to vary in an inverse relationship with changes in interest rates. For example, as interest rates rise, the market value of debt securities tends to decline.

[SIDEBAR] The Fund may employ certain investment strategies to help achieve its investment objective.

Options and Futures Transactions. The Fund may invest up to 5% of its assets in purchased put and call options and may write (sell) covered call options on up to 30% of its portfolio securities. The Fund may deal in exchange listed or over-the-counter options.

The Fund's ability to use options to hedge or earn income successfully will depend on the Adviser's ability accurately to predict market movements. Successful hedging also depends on a strong correlation between the market for the underlying security and the related options market. There is no assurance that a liquid market for options will always exist. In addition, the Fund could be prevented from opening or closing out an options position on favorable terms because of exchange imposed limits on positions or on daily price fluctuations.

The Fund may buy and sell options contracts on securities and stock indices, stock index futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall portfolio.

Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions are poorly correlated with its other investments, or if it can not close out its positions because of an illiquid secondary market.

The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by the Fund from transactions in futures contracts and writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund's transactions in options and futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.

Restricted Securities. The Fund may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting the Fund's illiquid securities to not more than 15% of its net assets.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market fund shares. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33-1/3% of its total assets.

Repurchase Agreements, Forward Commitments and When-Issued Securities. The Fund may enter into repurchase agreemens and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

Short Sales. The Fund may engage in short sales "against the box," as well as short sales to hedge against or to profit from an anticipated decline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account and mark to market daily cash or U.S. government securities according to applicable regulatory requirements. See the Statement of Additional Information.

Foreign Currencies. Due to its investments in foreign securities, the Fund may hold a portion of its assets in foreign currencies. As a result, the Fund may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase a specific currency at a future date at a price set at the time of the contract. Although these contracts could reduce the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of that currency.

[SIDEBAR] The Fund follows certain policies which may help to reduce investment risk.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information, where they are classified as fundamental or nonfundamental. Those investment restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and its nonfundamental investment policies and restrictions, however, may be changed by a vote of the Trustees without shareholder approval. Under normal market conditions, the Fund's portfolio turnover rate for the current fiscal year is expected to be no more than 100%.

Depository Receipts. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations in which the Fund is permitted to invest. ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in the United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Global Risks. Investments in foreign securities may involve risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Additionally, because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The expense ratio of the Fund can be expected to be higher than that of mutual funds investing only in domestic securities since the expenses of the Fund, such as the cost of maintaining custody of foreign securities and advisory fees, are higher.

[SIDEBAR] Brokers are chosen based on best price and execution.

In choosing brokerage firms to carry out the Fund's transactions the Adviser gives primary consideration to execution at the most favorable price, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund is a diversified series of Freedom Investment Trust, an open-end management investment company organized as a Massachusetts business trust in 1984 (the "Trust"). The Trust reserves the right to create and issue a number of series of shares, or funds or classes of shares of those series, which are separately managed and have different investment objectives. The Trust is not required and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Trust, under certain circumstances, will assist in shareholder communications with other shareholders.

[SIDEBAR] John Hancock Advisers, Inc. advises investment companies having a total asset value of more than $19 billion.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds directly and through selected broker-dealers ("Selling Brokers"). Certain Trust officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Trust has adopted a deferred compensation plan for its independent Trustees, which allows Trustees' fees to be invested by the Trust in other John Hancock funds.

James K. Schmidt and Thomas Finucane lead the Fund's portfolio management team. Mr. Schmidt is executive vice president of the Adviser. He joined the Adviser in 1985. Mr. Finucane is second vice president of the Adviser and joined the Adviser in 1990.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

[SIDEBAR] Investments in Class A shares are subject to an initial sales charge.

Class A Shares. If you elect Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."

[SIDEBAR] Investments in Class B Shares are subject to a contingent deferred sales charge.

Class B Shares. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause the shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

Class B shares are not available to full-service defined contribution plans administered by John Hancock Signature Services, Inc. or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

Factors to Consider in Choosing an Alternative

[SIDEBAR] You should consider which class of shares would be more beneficial for you.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time; and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus gives examples of the charges applicable to each class of shares. Class A shares normally will be more beneficial if you qualify for reduced sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent that any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares in order to have all your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time, and on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser which is based upon the average daily net asset value of the Fund at the annual rate of 0.80% of first $500 million of average daily net assets and 0.75% of average daily net assets in excess of $500 million.

The investment management fee is higher than the fees paid to most mutual funds, but comparable to fees paid by funds that invest in similar securities.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to not more than a specified percentage of average daily net assets. The Adviser has voluntarily agreed to limit Fund expenses including the management fee (but not including the 12b-1 fee or any other class specific expenses) to 0.90% of the Fund's average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below the limit.

[SIDEBAR] The Fund pays distribution and service fees for marketing and sales-related shareholder servicing.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under these Plans, the Fund will pay distribution and services fees at an aggregate annual rate of 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; and (ii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. In the event John Hancock Funds is not fully reimbursed for payments made or expenses incurred by it under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

The Fund compensates the Adviser for performing necessary tax and financial management services. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES

Dividends. Dividends from the Fund's net investment income and capital gains, if any, are generally declared annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends from the Fund's net investment income on these shares will be lower than those of Class A shares. See "Share Price."

Taxation. Dividends from the Fund's net investment income, certain net foreign currency gains, gains on certain foreign corporations and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be taxable to you as if you received them the prior December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code for each taxable year. As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem
(sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that the social security or other taxpayer identification number you provide is your correct number and that you are not subject to backup withholding of Federal income tax. If you do not provide this information, or are otherwise subject to backup withholding, the Fund may be required to withhold 31% of your dividends and proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investment in and distributions from the Fund. In many states, any portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax advisor for specific advice.

PERFORMANCE

[SIDEBAR] The Fund may advertise its total return.

Total return is based on the overall change in value of a hypothetical investment in the Fund. The Fund's total return shows the overall dollar or percentage change in value, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Total return for Class A shares includes the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return for the Class B shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the applicable period (except as shown in "The Fund's Financial Highlights"). All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to certain different expenses, the total return with respect to that class for the same period may differ. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured, and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. Total return is an historical calculation and is not an indication of future performance. The value of the Fund's shares, when redeemed, may be more or less than their original cost. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES

The minimum initial investment is $1,000 ($250 for group investments and retirement plans).

Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Signature Services will assume you are investing in Class A shares.

[SIDEBAR] Opening an account.


By Check               1. Make your check payable to John Hancock Signature Services, Inc.
                       2. Deliver the completed application and check to your registered representative or,
                          Selling Broker, or mail it directly to Signature Services.

By Wire                1. Obtain an account number by contacting your registered representative or Selling
                          Broker, or by calling 1-800-225-5291.
                       2. Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For Credit To: John Hancock Financial Industries Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
                       3. Deliver the completed application to your registered representative or Selling
                          Broker or mail it directly to Signature Services.
[SIDEBAR] Buying
additional Class A
and Class B shares.

Monthly Automatic      1. Complete the "Automatic Investing" and "Bank Information" sections on the Account
Accumulation              Privileges Application, designating a bank account from which your funds may be
Program (MAAP)            drawn.
                       2. The amount you elect to invest will be withdrawn automatically from your bank or credit union account.

By Telephone           1. Complete the "Invest-By-Phone" and "Bank Information" section on the Account
                          Privileges Application, designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).
                       2. After your authorization form has been processed, you may purchase additional Class
                          A or Class B shares by calling Signature Services toll-free at 1-800-225-5291.
                       3. Give the Signature Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to invest.
                       4. Your investment normally will be credited to your account the business day following your phone request.

By Check               1. Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                       2. Make your check payable to John Hancock Signature Services, Inc.
                       3. Mail the account information and check to:
                          John Hancock Signature Services, Inc.
                          P.O. Box 9115
                          Boston, MA 02205-9115
                          or deliver it to your registered representative or Selling Broker.

                                      13

By Wire                Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Financial Industries Fund
                       (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered

Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price listed or the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.

[SIDEBAR] You will receive account statements, which you should keep to help with your personal recordkeeping.

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

SHARE PRICE

[SIDEBAR] The offering price of your shares is their net asset value plus a sales charge, if applicable, which will vary with the purchase alternative you choose.

The net asset value per share (the "NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

Initial Sales Charge Alternative--Class A Shares. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge, as follows:

                                                   Combined
                                                  Reallowance
                           Sales        Sales         and        Reallowance
                          Charge       Charge       Service       to Selling
                           as a         as a       Fee as a      Brokers as a
                        Percentage   Percentage   Percentage      Percentage
    Amount Invested       of the       of the         of            of the
    (Including Sales     Offering      Amount      Offering        Offering
        Charge)            Price      Invested     Price(+)       Price (*)
-----------------------  ---------    ---------    ----------   -------------
Less than $50,000          5.00%        5.26%          4.25%         4.01%
$50,000 to $99,999         4.50%        4.71%          3.75%         3.51%
$100,000 to $249,999       3.50%        3.63%          2.85%         2.61%
$250,000 to $499,999       2.50%        2.56%          2.10%         1.86%
$500,000 to $999,999       2.00%        2.04%          1.60%         1.36%
$1,000,000 and over        0.00%(**)    0.00%(**)      (***)         0.00%(***)


  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.

(***) John Hancock Funds may pay a commission and first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of Class A shares of $1 million or more in the aggregate as follows: 1% on sales up to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.

Under certain circumstances as described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

Contingent Deferred Sales Charge--Investments of $1 million or more in Class A Shares. Purchases of $1 million or more of the Fund's Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge will be imposed. The rate of the CDSC will depend on the amount invested as follows:

         Amount Invested             CDSC Rate
 --------------------------------   -----------
$1 to $4,999,999                        1.00%
Next $5 Million to $9,999,999           0.50%
Amounts of $10 Million and over         0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC is applicable to a redemption of Class A shares, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in the shareholder's account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge".

[SIDEBAR] You may qualify for a reduced sales charge on your investment in Class A Shares.

Qualifying for a Reduced Sales Charge--Class A Shares. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock mutual fund you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

Example:

If you hold Class A shares of a John Hancock mutual fund with a net asset value of $20,000 and, subsequently, invested $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00% . This rate is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative-- Class A Shares."

[SIDEBAR] Class A Shares may be available without a sales charge to certain individuals and organizations.

If you are in under one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

(bullet) A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

(bullet) Any state, county, city or any instrumentality, department, authority or agency of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

(bullet) A bank, trust company, credit union, savings institution or other type of depository institution, its trust department or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

(bullet) A Director or officer of the Corporation; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

(bullet) A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

(bullet) A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions to the Fund.

(bullet) A member of an approved affinity group financial services plan.*

(bullet) A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Contingent Deferred Sales Charge Alternative--Class B Shares. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period.

The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

(bullet) Proceeds of 50 shares redeemed at $12 per share                                     $600
(bullet) Minus proceeds of 10 shares not subject to CDSC because they were acquired
         through dividend reinvestment (10 x $12)                                            -120
(bullet) Minus appreciation on remaining shares, also not subject to CDSC (40 x $2)           -80
                                                                                             -----
(bullet) Amount subject to CDSC                                                              $400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds will use all or part of them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating selected Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell the Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                         Contingent Deferred Sales
  Year in Which Class B Shares           Charge As a Percentage of
   Redeemed Following Purchase         Dollar Amount Subject to CDSC
 --------------------------------    ----------------------------------
First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               3.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None

John Hancock Funds pays to Selling Brokers a commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale and thereafter the service fee is paid in arrears.

[SIDEBAR] Under certain circumstances, the CDSC on Class B share redemptions will be waived.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

(bullet) Redemptions of Class B shares made under a Systematic Withdrawal
         Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

(bullet) Redemptions made to effect distributions from an Individual
         Retirement Account either before or after age 59-1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Internal Revenue Code (the "Code").

(bullet) Redemptions made to effect mandatory distributions under the Code after age 70-1/2 from a tax-deferred retirement plan.

(bullet) Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

(bullet) Redemptions due to death or disability.

(bullet) Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

(bullet) Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

(bullet) Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

(bullet) Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

Conversion of Class B Shares. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur at the end of the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the conversion will be based on the time you purchase the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares of the Fund should not be taxable for Federal income tax purposes, nor should it change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES

[SIDEBAR] To assure acceptance of your redemption request, please follow these procedures.

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Signature Services less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments which were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.


By Telephone        All Fund shareholders are eligible automatically for the telephone redemption privilege.
                    Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Signature Services employs the following procedures to confirm that instructions received by telephone are genuine.
                    Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

                    You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.

                    If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Signature Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

                    Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificate form.
                    During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.

By Wire             If you have a telephone redemption form on file with the Fund, redemption proceeds of
                    $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account and the funds are usually collectable after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

                    This feature may be elected by completing the "Telephone Redemption" section on the
                    Account Privileges Application that is included with this Prospectus.

In Writing          Send a stock power or letter of instruction specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number, and the additional requirements listed below that apply to your particular account.

Type of Registration                Requirements
Individual, Joint Tenants,
   Sole Proprietorship,
   Custodial (Uniform               A letter of instruction signed (with titles where applicable) by all persons
   Gifts or Transfer to Minors      authorized to sign for the account, exactly as it is registered, with the
   Act), General Partners.          signature(s) guaranteed.

Corporation, Association            A letter of instruction and a corporate resolution, signed by person(s)
                                    authorized to act on the account with the signature(s) guaranteed.

Trusts                              A letter of instruction signed by the Trustee(s) with the signature(s)
                                    guaranteed. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.

[SIDEBAR] Who may guarantee your signature.

A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that any such institution meets credit standards established by Signature Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

Through Your Broker. Your broker may be able to initiate instructions. Contact him or her for instructions.

[SIDEBAR] Additional information about redemptions.

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. Redemptions of certificated shares may not be made by telephone.

Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or any additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and any dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this redemption policy.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

[SIDEBAR] You may exchange shares of the Fund only for shares of the same class of another John Hancock fund.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Please read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

Exchanges between funds that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund which are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however these shares will be subject to the CDSC schedule of the shares acquired (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Trust and John Hancock Limited-Term Government Fund, will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted to execute a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange your account registration must be identical in both the existing and new account. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

By Telephone

1. When you complete the application for your initial purchase of Fund shares, you authorize exchanges automatically by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

In Writing

1. In a letter request an exchange and list the following:
   -- the name and class of the fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested -- the number of shares, all shares or the dollar amount you wish to exchange

Sign your request exactly as the account is registered.

2. Mail the request and information to:
   John Hancock Signature Services, Inc.
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

Reinvestment Privilege

[SIDEBAR] If you redeem shares of the Fund, you may be able to reinvest all or part of the proceeds in shares of this or another John Hancock fund without paying an additional sales charge.

1. You will not be subject to a sales charge on Class A shares that you reinvested in John Hancock funds that is otherwise subject to a sales charge as long as you invest within 120 days of the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares you acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares.

2. Any portion of the redemption may be reinvested in the Fund or in any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Signature Services in writing. Include the Fund(s) name, account number and class from which your shares were originally redeemed.

Systematic Withdrawal Plan

[SIDEBAR] You can pay routine bills from your account, or make periodic disbursements from your retirement accounts to comply with IRS regulations.

1. You can elect the Systematic Withdrawal Plan at any time by completing the attached Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or on a selected monthly basis and they can be sent to you or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional shares, because you may be subject to initial sales charges on purchases of Class A shares or you will be subject to a CDSC imposed on redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

Monthly Automatic Accumulation Program (MAAP)

[SIDEBAR] You can make automatic investments and simplify your investing.

1. You can authorize an investment to be withdrawn automatically drawn each month on your bank for investment under the "Automatic Investing" and "Bank Information" sections on the Account Privileges Application.

2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

Group Investment Program

[SIDEBAR] Organized groups of at least four persons may establish accounts.

1. An individual account will be established for each participant, but the sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call
   1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

Retirement Plans

1. You may use the Fund for various types of qualified retirement plans, such as Individual Retirement Accounts, Keogh Plans (H.R. 10), pension and profit-sharing plans (including 401(k) Plans), Tax-Sheltered Annuity retirement plans, (403(b) or TSA plans), and Section 457 plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 plans will be accepted without an initial minimum investment.

JOHN HANCOCK
FINANCIAL INDUSTRIES FUND

Investment Adviser
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodian
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

Transfer Agent
John Hancock Signature Services, Inc.
P.O. Box 9116
Boston, Massachusetts 02205-9116

Independent Auditors
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO OBTAIN INFORMATION
ABOUT THE FUND
For: Service Information
     Telephone Exchange call 1-800-225-5291
     Investment-by-Phone
     Telephone Redemption

For: TDD call 1-800-544-6713

7000P               [recycle logo] Printed on recycled paper using soybean ink

JOHN HANCOCK
FINANCIAL
INDUSTRIES
FUND

Class A and Class B Shares
Prospectus
September 3, 1996 as revised January 15, 1997

A mutual fund seeking capital appreciation primarily through investments in financial services companies.

101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-225-5291